UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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PACTIV CORPORATION

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Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholders Meeting to be held on 5/16/08. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following materials are available for view: Notice and Proxy Statement / Annual Report on Form 10-K To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 5/2/08. To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com **If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. PACTIV CORPORATION Vote In Person Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance C/O NATIONAL CITY BANK ticket issued by the entity holding the meeting. Please check the SHAREHOLDER SERVICES OPERATIONS meeting materials for any special requirements for meeting LOCATOR 5352 attendance. At the meeting you will need to request a ballot to vote P.O. BOX 94509 these shares. CLEVELAND, OH 44101-4509 Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information until 6:00 a.m. Eastern Time on Friday, May 16, 2008 to be counted in the final tabulation. Have your notice in hand when you access the web site and follow the instructions. R1PTV1

Meeting Location The Annual Meeting for Shareholders as of 3/17/08 is to be held on 5/16/08 at 8:00 a.m. at: Hilton Northbrook 2855 North Milwaukee Ave. Northbrook, Illinois 60062 FROM NORTH Take I-94 E to 294 South Exit Willow Rd. West (Right) Left on Sanders Rd. — 2nd light Right on Winkelman Rd. — 1st Street Hotel on right side, at end of block FROM O’HARE AIRPORT AND SOUTH Take 294 North Exit Willow Rd. West (Left) Left on Sanders Rd. — 2nd light Right on Winkelman Rd. — 1st Street Hotel on right side, at end of block FROM DOWNTOWN CHICAGO Kennedy Expressway, I-90, toward O’Hare Then 294 North Exit Willow Rd. West (left) Left on Sanders Rd. — 2nd light Right on Winkelman Rd. - 1st Street Hotel on right side, at end of block R1PTV2

Voting items THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS. 1. ELECTION OF DIRECTORS Nominees: 1a. Larry D. Brady 2. RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS 1b. K. Dane Brooksher 1c. Robert J. Darnall 1d. Mary R. (Nina) Henderson 1e. N. Thomas Linebarger 1f. Roger B. Porter 1g. Richard L. Wambold 1h. Norman H. Wesley R1PTV3